CREDIT SUISSE CAPITAL APPRECIATION FUND
               CREDIT SUISSE CAPITAL FUNDS - LARGE CAP VALUE FUND
                CREDIT SUISSE CAPITAL FUNDS - TAX EFFICIENT FUND
                         CREDIT SUISSE FIXED INCOME FUND
                     CREDIT SUISSE GLOBAL FIXED INCOME FUND
                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
                         CREDIT SUISSE JAPAN GROWTH FUND

--------------------------------------------------------------------------------

                                                                  May 22, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                       ADJOURNED TO THURSDAY, JUNE 5, 2003

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders originally scheduled for April 11, 2003 has been further adjourned to Thursday, June 5, 2003. YOUR POSITION IN THE FUND IS CRITICAL TO THE OUTCOME OF THIS SHAREHOLDER MEETING. We have made considerable progress in the vote response since the initial Meeting, but we are going to need your help in order to meet the required number of votes to approve or disapprove each proposal.

As mentioned, the Special Meeting of Shareholders that was originally scheduled for April 11, 2003 has been further adjourned to Thursday, June 5, 2003 in order to give shareholders additional time to vote their shares. Please take the time now to cast your vote in order to allow us to obtain a sufficient number of votes to hold the adjourned meeting. IN ORDER FOR YOUR VOTE TO BE REPRESENTED, WE MUST RECEIVE YOUR INSTRUCTIONS ON OR BEFORE WEDNESDAY, JUNE 4, 2003.

     1. BY PHONE:    To speak with a representative, please call Georgeson
                     Shareholder Communications, Inc. at 1-866-825-6453.
                     Representatives are available to take your call Monday to Friday between 9 a.m. and 11 p.m. and Saturday from 12 p.m.
                     to 6 p.m. Eastern Time. Or, to vote via touch-tone phone, please call 1-800-454-8683 and enter the control number printed on your proxy card.

     2. BY FAX :     Fax your executed proxy to us toll free at 1-800-733-1885.


     3. BY INTERNET: Visit WWW.PROXYVOTE.COM and follow the instructions on the site.

     4. BY MAIL:    Return your executed proxy in the enclosed postage paid
                    envelope. Please utilize this option only if the other three methods are unavailable, as we may not receive your executed proxy by June 4, 2003.


                           THANK YOU FOR VOTING TODAY!
                           ---------------------------

                     CREDIT SUISSE CAPITAL APPRECIATION FUND
               CREDIT SUISSE CAPITAL FUNDS - LARGE CAP VALUE FUND
                CREDIT SUISSE CAPITAL FUNDS - TAX EFFICIENT FUND
                         CREDIT SUISSE FIXED INCOME FUND
                     CREDIT SUISSE GLOBAL FIXED INCOME FUND
                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
                         CREDIT SUISSE JAPAN GROWTH FUND

--------------------------------------------------------------------------------

                                                                   May 22, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                       ADJOURNED TO THURSDAY, JUNE 5, 2003

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders originally scheduled for April 11, 2003 has been further adjourned to Thursday, June 5, 2003. YOUR POSITION IN THE FUND IS CRITICAL TO THE OUTCOME OF THIS SHAREHOLDER MEETING. We have made considerable progress in the vote response since the initial Meeting, but we are going to need your help in order to meet the required number of votes to approve or disapprove each proposal.

As mentioned, the Special Meeting of Shareholders that was originally scheduled for April 11, 2003 has been further adjourned to Thursday, June 5, 2003 in order to give shareholders additional time to vote their shares. Please take the time now to cast your vote in order to allow us to obtain a sufficient number of votes to hold the adjourned meeting. IN ORDER FOR YOUR VOTE TO BE REPRESENTED, WE MUST RECEIVE YOUR INSTRUCTIONS ON OR BEFORE WEDNESDAY, JUNE 4, 2003.

    1. BY PHONE:    To vote via touch-tone phone, please call 1-800-454-8683 and enter the control number printed on your proxy card.


    2. BY INTERNET: Visit WWW.PROXYVOTE.COM and vote by following the instructions on the site. You will need to enter the control number on your proxy card to vote via the web.

    3. BY MAIL:     Return your executed proxy in the enclosed postage paid
                    envelope. Please utilize this option only if the other two methods are unavailable, as we may not receive your executed proxy by June 4, 2003.


                           THANK YOU FOR VOTING TODAY!
                           ---------------------------

                     CREDIT SUISSE CAPITAL APPRECIATION FUND
               CREDIT SUISSE CAPITAL FUNDS - LARGE CAP VALUE FUND
                CREDIT SUISSE CAPITAL FUNDS - TAX EFFICIENT FUND
                         CREDIT SUISSE FIXED INCOME FUND
                     CREDIT SUISSE GLOBAL FIXED INCOME FUND
                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
                         CREDIT SUISSE JAPAN GROWTH FUND

-------------------------------------------------------------------------------

                                                                   May 22, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                       ADJOURNED TO THURSDAY, JUNE 5, 2003

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders originally scheduled for April 11, 2003 has been further adjourned to Thursday, June 5, 2003. YOUR POSITION IN THE FUND IS CRITICAL TO THE OUTCOME OF THIS SHAREHOLDER MEETING. We have made considerable progress in the vote response since the initial Meeting, but we are going to need your help in order to meet the required number of votes to approve or disapprove each proposal.

As mentioned, the Special Meeting of Shareholders that was originally scheduled for April 11, 2003 has been further adjourned to Thursday, June 5, 2003 in order to give shareholders additional time to vote their shares. Please take the time now to cast your vote in order to allow us to obtain a sufficient number of votes to hold the adjourned meeting. IN ORDER FOR YOUR VOTE TO BE REPRESENTED, WE MUST RECEIVE YOUR INSTRUCTIONS ON OR BEFORE WEDNESDAY, JUNE 4, 2003.

  1.  BY PHONE:     To speak with a representative, please call Georgeson
                    Shareholder Communications, Inc. at 1-866-825-6453.
                    Representatives are available to take your call Monday to Friday between the hours of 9 a.m. and 11 p.m., and Saturday from 12 p.m. to 6 p.m. Eastern Time. Or, to vote via touch-tone phone, please call 1-800-690-6903 and enter the 14-digit control number printed on your proxy card.

  2.  BY FAX:       Fax your executed proxy to us toll free at 1-800-733-1885.

  3.  BY INTERNET:  Visit WWW.PROXYWEB.COM and follow the instructions on the site.

  4.  BY MAIL:      Return your executed proxy in the enclosed postage paid
                    envelope. Please utilize this option only if the other three methods are unavailable, as we may not receive your executed proxy by June 4, 2003.


                           THANK YOU FOR VOTING TODAY!
                           ---------------------------